UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                December 3, 2007

Barrier Therapeutics, Inc.

(Exact name of registrant specified in its charter)

Delaware	000-50680	22-3828030
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 College Road East, Suite 3200, Princeton, New Jersey 08540

(Address of principal executive offices)

(609) 945-1200

(Address of principal executive offices)

Not Applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective December 3, 2007, the Board of Directors of Barrier Therapeutics, Inc., a Delaware corporation (the “Company”), approved the amendment and restatement of the Company’s Second Amended and Restated Bylaws (the “Third Amended and Restated Bylaws”). The Third Amended and Restated Bylaws amends Section 5.2 of the Second Amended and Restated Bylaws to permit the Company to authorize the issuance of uncertificated shares. This change conforms the Company’s Third Amended and Restated Bylaws to the requirements of the NASDAQ Stock Market that listed securities be eligible for issuance in uncertificated form through a direct registration system by January 1, 2008. A copy of the Third Amended and Restated Bylaws of the Company is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

3.1	Third Amended and Restated Bylaws of Barrier Therapeutics, Inc., approved December 3, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRIER THERAPEUTICS, INC.

Date: December 5, 2007	By:	/S/ ANNE VANLENT
	Name:	Anne M. VanLent
	Title:	Executive Vice President, Chief Financial Officer and Treasurer